UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2026

Air Products and Chemicals, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-04534	23-1274455
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1940 Air Products Boulevard

Allentown, Pennsylvania 18106-5500

(Address of principal executive offices and zip code)

(610) 481-4911

Registrant’s telephone number, including area code

not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	APD	New York Stock Exchange
0.500% Euro Notes due 2028	APD28	New York Stock Exchange
2.950% Euro Notes due 2031	APD31	New York Stock Exchange
0.800% Euro Notes due 2032	APD32	New York Stock Exchange
3.250% Euro Notes due 2032	APD32B	New York Stock Exchange
4.000% Euro Notes due 2035	APD35	New York Stock Exchange
3.450% Euro Notes due 2037	APD37	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 under the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On January 28, 2026, Air Products and Chemicals, Inc. (the “Company”) held its 2026 Annual Meeting of Shareholders (the “Annual Meeting”). There were 202,627,255 shares of common stock represented at the meeting by valid proxies or voted at the meeting, which was approximately 91.03% of the shares of common stock entitled to vote at the meeting and which constituted a quorum. The final voting results for the matters submitted to a vote of shareholders at the Annual Meeting are set forth below.

1.

Election of Directors. Each of the nominees for director was elected to serve until the Company’s 2027 Annual Meeting of Shareholders and until his or her successor is elected and qualified. The voting results were as follows:

Nominee	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Tonit M. Calaway	175,376,139	11,576,160	610,475	15,064,481
Andrew W. Evans	186,280,829	1,113,434	168,511	15,064,481
Jessica Trocchi Graziano	186,333,108	1,075,578	154,088	15,064,481
Paul C. Hilal	183,588,728	3,800,690	173,356	15,064,481
Eduardo Menezes	186,623,395	758,406	180,973	15,064,481
Bhavesh V. Patel	183,797,466	3,496,241	269,067	15,064,481
Dennis H. Reilley	184,691,231	2,715,399	156,144	15,064,481
Wayne T. Smith	184,801,473	2,593,483	167,818	15,064,481
Alfred Stern	183,565,728	3,833,466	163,580	15,064,481
Howard Ungerleider	186,389,771	1,004,004	168,999	15,064,481

2.

Advisory Vote on Executive Officer Compensation. The Company’s shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as set forth in the Company’s proxy statement for the Annual Meeting, by the vote set forth in the table below.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
180,121,816 (96.25% of the votes cast)	7,002,770	438,188	15,064,481

3.

Ratification of Appointment of Independent Auditors. The Company’s shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2026 by the vote set forth in the table below.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
201,791,258 (99.68% of the votes cast)	641,813	194,184	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Air Products and Chemicals, Inc.
(Registrant)

Date: January 29, 2026	By:	/s/ Matthew Lepore
Matthew Lepore
Executive Vice President, General Counsel, Chief Compliance Officer and Secretary